Exhibit 21

ALMOST FAMILY, INC. AND SUBSIDIARIES

LIST OF SUBSIDIARIES AS OF DECEMBER 31, 2013

NAME OF ENTITY	STATE OF INCORPORATION OR ORGANIZATION
I. Almost Family, Inc. directly owned subsidiaries
Adult Day Care of America, Inc.	Delaware
AFAM Merger, Inc.	Delaware
AFAM Acquisition, LLC	Kentucky
National Health Industries, Inc.	Kentucky
Imperium Health Management, LLC	Kentucky

II. National Health Industries, Inc. directly and indirectly owned subsidiaries
AFAM Acquisition Ohio, LLC	Kentucky
Almost Family PC of Ft. Lauderdale, LLC	Florida
Almost Family PC of Kentucky, LLC	Kentucky
Almost Family PC of SW Florida, LLC	Florida
Almost Family PC of West Palm, LLC	Florida
Cambridge Home Health Care Holdings, Inc.	Delaware
Cambridge Home Health Care, Inc.	Ohio
Cambridge Home Health Care, Inc./Private	Ohio
Caretenders Mobile Medical Services, LLC	Ohio
Caretenders of Cleveland, Inc.	Kentucky
Caretenders of Columbus, Inc.	Kentucky
Caretenders of Jacksonville, LLC	Florida
Caretenders Visiting Services of Columbus, LLC	Ohio
Caretenders Visiting Services of District 6, LLC	Kentucky
Caretenders Visiting Services of District 7, LLC	Kentucky
Caretenders Visiting Services Employment Company, Inc.	Kentucky
Caretenders Visiting Services of Gainesville, LLC	Florida
Caretenders Visiting Services of Hernando County, LLC	Florida
Caretenders Visiting Services of Kentuckiana, LLC	Kentucky
Caretenders Visiting Services of Ocala, LLC	Florida
Caretenders Visiting Services of Orlando, LLC	Kentucky
Caretenders Visiting Services of Pinellas County, LLC	Florida
Caretenders Visiting Services of Southern Illinois, LLC	Illinois
Caretenders Visiting Services of St. Augustine, LLC	Florida
Caretenders Visiting Services of St. Louis, LLC	Missouri
Caretenders VNA of Ohio, LLC	Ohio
Caretenders VS of Boston, LLC	Massachusetts
Caretenders VS of Central KY, LLC	Kentucky
Caretenders VS of Lincoln Trail, LLC	Kentucky
Caretenders VS of Louisville, LLC	Kentucky
Caretenders VS of Northern KY, LLC	Kentucky
Caretenders VS of Ohio, LLC	Ohio
Caretenders VS of SE Ohio, LLC	Ohio
Caretenders VS of Western KY, LLC	Kentucky
IN Homecare Network Central LLC	Indiana

IN Homecare Network North LLC	Indiana
Mederi Caretenders VS of Broward, LLC	Florida
Mederi Caretenders VS of SE FL, LLC	Florida
Mederi Caretenders VS of SW FL, LLC	Florida
Mederi Caretenders VS of Tampa, LLC	Florida
Princeton Home Health, LLC	Alabama
OMNI Home Health Holdings, Inc.	Delaware
Omni Home Health Services, LLC	Delaware
Home Health Agency-Broward, Inc.	Florida
Home Health Agency — Brevard, LLC	Florida
Home Health Agency — Central Pennsylvania, LLC	Florida
Home Health Agency — Collier, LLC	Florida
Home Health Agency — Hillsborough, LLC	Florida
Home Health Agency — Illinois, LLC	Florida
Home Health Agency — Indiana, LLC	Florida
Home Health Agency — Palm Beaches, LLC	Florida
Home Health Agency — Pennsylvania, LLC	Florida
Home Health Agency — Philadelphia, LLC	Florida
Home Health Agency — Pinellas, LLC	Florida
OMNI Health Management, LLC	Florida
OMNI Home Health — District 1, LLC	Florida
OMNI Home Health — District 2, LLC	Florida
OMNI Home Health — District 4, LLC	Florida
OMNI Home Health — Hernando, LLC	Florida
OMNI Home Health — Jacksonville, LLC	Florida
SunCrest Healthcare, Inc.	Georgia
Almost Family ACO Services of Tennessee, LLC	Tennessee
BGR Acquisition, LLC	Florida
SunCrest Companion Services, LLC	Tennessee
SunCrest Healthcare of East Tennessee, LLC	Tennessee
SunCrest Healthcare of Middle TN, LLC	Tennessee
SunCrest Healthcare of West Tennessee, LLC	Tennessee
SunCrest Home Health of AL, LLC	Alabama
SunCrest Home Health of Central FL, LLC	Florida
SunCrest Home Health of Georgia, LLC	Georgia
SunCrest Home Health — Southside, LLC	Georgia
SunCrest Home Health of Manchester, Inc.	Tennessee
SunCrest Home Health of MO, Inc.	Missouri
SunCrest Home Health of Nashville, Inc.	Tennessee
SunCrest Home Health of North Carolina, Inc.	North Carolina
SunCrest Home Health of South GA, Inc.	Georgia
SunCrest Home Health of Tampa, LLC	Florida
SunCrest LBL Holdings, Inc.	Tennessee
Trigg County Home Health, Inc.	Kentucky
SunCrest Home Health of Claiborne County, Inc.	Tennessee
Tennessee Nursing Services of Morristown, Inc.	Tennessee
SunCrest Outpatient Rehab Services of TN, LLC	Tennessee
SunCrest Outpatient Rehab Services, LLC	Tennessee
SunCrest TeleHealth Services, Inc.	Tennessee

III. AFAM Acquisition, LLC directly and indirectly owned subsidiaries
Patient Care, Inc.	Delaware
Patient Care Medical Services, Inc.	New Jersey
Patient Care New Jersey, Inc.	Delaware
Patient Care Pennsylvania, Inc.	Delaware
Priority Care, Inc.	Connecticut
Patient Care Connecticut, LLC	Connecticut